Exhibit 99.1

Christopher J. Henderson

From:	Jon Venverloh ####@####.com

Sent:	Wednesday, September 11, 2019 12:21 PM

To:	Christopher J. Henderson

Subject:	Resignation

Hi Chris,

Please accept this email as notice of my resignation from the Salem board of directors effective close of business today.

Kind regards,

Jon

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